Amedisys, Inc. NASDAQ: AMED November 2005 Exhibit 99.1

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking
statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and
Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its
management should be considered in light of those factors.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on Medicare home nursing
• Strong internal growth
• Demonstrated ability to identify and integrate acquisitions
• Proven operating model
• Experienced management team

Management Team
•
William F. Borne, Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham, President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President in 2004
- General Health Systems; Arthur Andersen
•
Gregory H. Browne, Chief Financial Officer
- Joined Amedisys as CFO in 2002
- CEO for PeopleWorks, Ramsay Health Care, Ramsay-HMO

Corporate Overview
• Leading provider of home nursing services
• 216 locations in the southern United States
• Services include skilled nursing and therapy
• Medicare accounts for > 90% of revenue
• Hospice care accounts for ~ 7% of revenue

Our Locations
• Largest home nursing provider in the
southern United States
- 203 home nursing locations
- 13 hospice locations
7
7
6
6
12
12
22
22
53
53
34
34
12
12
2
2
38
38
13
13
1
1
4
4
November 2005
1
1
3
3
6
6
2
2

Our Strategy
• Focus on Medicare-eligible patients
• Develop and deploy specialized nursing programs
• Expand disease management capabilities
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform

• Home health
care is a $57.4
billion industry
• Home nursing
is the largest
segment in the
home health
industry
• Medicare
spending for
home nursing
totaled $11.6
billion in 2004
Home Health Care Spending
Home Health Industry Expenditures ($ billions)
Medicare
Home Nursing
$11.6
Home Nursing
(Commercial,
Medicaid &
Other)
$21.3
Home Nursing
$41.6
Infusion
Therapy
$5.3
Durable Medical
Equipment
$2.6
Respiratory
Therapy
$7.9
Hospice $8.7
Source:  Company Reports,  CMS and CIBC World Markets Corp. estimates

Home Nursing Market
• Industry is highly fragmented
• 7,500 Medicare-certified nursing agencies
• Most are single site or small regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility- and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
• Increased prevalence of chronic and co-morbid conditions

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Increased focus on start-ups
• Strong recent internal growth in Medicare admissions
- Approximately 19% for 2005 YTD
• Internal growth being driven by:

Acquisition Strategy
Disciplined approach
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for internal growth
• Target hospital-based and multi-site agencies

Recent Acquisitions
KY, IN, OH, TN 9 SpectraCare Home Health Services August 2005
Virginia 2 NCare August 2005
TN, FL, KY, VA, IN 66** Housecall Medical Resources July 2005
Mississippi 1 Covington County Hospital May 2005
Maryland 1 Baltimore/Washington Medical Center March 2005
South Carolina 10 Winyah Health Care Group February 2005
*Includes two hospice locations **Includes nine hospice locations
Arkansas 1 Crawford Memorial (HMA) July 2003
Louisiana 6 Metro Home Health August 2003
Texas 1 St. Lukes Episcopal November 2003
Oklahoma 1 Hillcrest Medical Center April 2004
Southern States 12* Tenet Healthcare March/May 2004
Mississippi 1 River Region (Triad) June 2004
Virginia 3 Freedom Home Health September 2004
Georgia 1 Winyah Health Care Group October 2004
North Carolina 1 In Home Care December 2004
Location Locations Prior Ownership Date

13 Acquisition…Housecall Medical Resources 4 4 30 30 29 29 2 2 1 1 Locations Locations

14 Acquisition…Housecall Medical Resources 180 days Transition Timetable $6.5 Estimated Synergies $11.5 TTM Adjusted EBITDA $103.0 TTM Revenue $106.4 Purchase Price Transaction Summary $ in Millions

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization
- Real time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care trial currently underway

Local Level
•
Clinical Nurse Review of
Assessments
•
Standardized Care Plans
•
Physician Review/Approval
•
Monthly Audits
Comprehensive Compliance Program
Regional Level
•
Unannounced
Compliance & Billing
Audits
•
Regional Directors
Resolve Errors
Corporate Level
• Daily Review of Plans of Care and Coding
• Clinical/Compliance Reviews at All Sites
Every 6 Months
• Company-Wide Audit by RCH Healthcare
Every 6 Months
• Compliance Manager Reviews Metric
Variances/Conducts Site Visits
• Compliance Training for all Employees
• Hotline for Reporting Compliance Concerns
• Reports Investigated by Chief Compliance
Officer/Compliance Committee

Medicare Prospective Payment System
• Implemented in October 2000
• Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
- Reviewed and updated annually
• Encourages efficient delivery of care

Medicare Reimbursement Outlook
• Expect 2.5% market basket increase in 2006
- CBSA based wage index
• Other considerations:
- Annual changes to base episode rate
- Case mix weighting
- Therapy threshold

19 Financial Highlights • Increasing revenue • Expanded margins • Strong cash flow • EPS growth • Solid balance sheet

Annual Financial Results
EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization.  EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information.  Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non- GAAP measure in the same manner.
2003 2004
Net revenue $142.5 $227.1
Year-over-year growth
(1)
9.2% 59.4%
Gross margin $83.9 $131.0
Percentage of revenue 58.9% 57.7%
Operating income $14.3 $33.4
Percentage of revenue 10.1% 14.7%
EBITDA $17.5 $37.5
Percentage of revenue 12.3% 16.5%
Fully-diluted EPS $0.83 $1.51
Year-over-year growth
(1)
40.7% 81.9%
$ millions, except per share data
(1) 2003 growth based on adjusted 2002 results that exclude nonrecurring and one-time charges

Current Financial Results
EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization.  EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information.  Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non- GAAP measure in the same manner.
Net revenue
Quarter-over-Quarter growth
Gross margin
Percentage of revenue
Operating income
Percentage of revenue
EBITDA
Percentage of revenue
Fully-diluted EPS
Quarter-over-Quarter growth
$ millions, except per share data
9/30/04 9/30/05
$162.7 $262.7
61.4%
$94.0 $152.1
57.8% 57.9%
$23.4 $38.2
14.4% 14.5%
$26.6 $44.4
16.4%
16.9%
$1.12 $1.44
28.2%
Nine  Months Ended
157.1%
64.6%
9/30/04 9/30/05
$58.5 $112.2
91.8%
$32.8 $63.2
56.1% 56.3%
$8.4 $14.0
14.4% 12.5%
$9.8 $16.4
16.7% 14.6%
$0.39 $0.48
22.4%
Three  Months Ended
77.8%
57.9%

Net Revenue
• Revenue of $112.2 million
in 3Q 2005
• Quarter-over-quarter
increase of 91.8%
• Continued strong internal
volume growth
• Successful completion of
Housecall acquisition
• Continued deployment of
specialty programs
• Favorable pricing trends
Year-Over-Year Revenue
($ millions)
$0
$50
$100
$150
$200
$250
2001 2002 2003 2004
Quarterly Revenue
($ millions)
$0
$20
$40
$60
$80
$100
$120
Q1 Q2 Q3 Q4
2004
2005

EBITDA
• EBITDA of $16.4 million in
3Q 2005
• Quarter-over-quarter
increase of 68.2%
• EBITDA of $44.4 M for nine
months ended 9/30/05
EBITDA is net income before provision for income taxes, interest expense, and depreciation and amortization.  EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information.  Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non- GAAP measure in the same manner.
Year-Over-Year EBITDA
($ millions)
$0
$10
$20
$30
$40
2001 2002 2003 2004
Quarterly EBITDA
($ millions)
$0
$10
$20
Q1 Q2 Q3 Q4
2004
2005

Earnings Per Share
• Fully-diluted EPS of $.48
for 3Q 2005
• Quarter-over-quarter
increase of 22.4%
• Fully diluted EPS of $1.44
for 9 months ended 9/30/05
• Period-over-period
increase of 28.2%
*Results exclude nonrecurring and one-time charges
Year-Over-Year EPS
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2001* 2002* 2003 2004
Quarterly EPS
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q1 Q2 Q3 Q4
2004
2005

Capitalization Summary
September 30, 2005
Cash and cash equivalents $20,700
Total debt and capital lease obligations 64,700
Total stockholders' equity
182,400
Total capitalization $247,100
$ in thousands

26 $500 million $2.52-$2.64 16.3 million Guidance Net Revenue Diluted EPS Diluted Shares November 2005 $380 million $1.95-$2.01 16.0 million FY 2005 FY 2006

Investment Highlights
• Large, growing and fragmented industry
• Focus on Medicare home nursing
• Strong internal growth
• Demonstrated ability to identify and integrate acquisitions
• Proven operating model
• Experienced management team